                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 6, 1998, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-48881) and related Prospectus of Yuasa, Inc. for the registration of 4,392,000 shares of its common stock.


                                                           /s/ Ernst & Young LLP

Harrisburg, Pennsylvania
May 20, 1998